SCHEDULE 14A
                                 (Rule 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14 (a) of the
                         Securities Exchange Act of 1934
                                (Amendment No.4)

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Soliciting Material Pursuant to Rule 14a-11 (c) or Rule 14a-12

                           YARDVILLE NATIONAL BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                     COMMITTEE TO PRESERVE SHAREHOLDER VALUE
                         Seidman and Associates, L.L.C.
                      Seidman Investment Partnership, L.P.
                     Seidman Investment Partnership II, L.P.
                          Broad Park Investors, L.L.C.
                            Federal Holdings, L.L.C.
                      Pollack Investment Partnership, L.P.
                                Lawrence Seidman
                                 Dennis Pollack
                                Patrick Robinson
                                Harold Schechter
--------------------------------------------------------------------------------
    (Name of Person (s) filing Proxy Statement, if other than the Registrant)

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

This table compares Yardville National Bancorp (YANB) to 177 public commercial banks with total assets between $1 billion and $5 billion. In each of the categories, YANB is below the group median. For Return on Average Assets in 2005, YANB's 0.72% places it in the 11th percentile within the peer group. For Return on Average Equity in 2005, YANB scores better, but still only places in the 45th percentile. For Net Interest Margin in 2005, YANB's 3.05% is near the bottom of the group, ranking the company in the seventh percentile.

                                                                                   ROAA         ROAE    NET INTEREST MARGIN
                                                                                 2005 Y       2005 Y                 2005 Y
COMPANY NAME                                                        TICKER          (%)          (%)                   (%)
-----------------------------------------------------------------   ------   ----------   ----------   --------------------
Yardville National Bancorp                                          YANB           0.72        12.57                  3.05
                                     Yardville percentile rank                       11           45                     7

        Median for commercial banks between $1B and $5B in assets                  1.14        13.29                  4.04

First Oak Brook Bancshares, Inc.                                    FOBB           0.78        12.46                  2.56
Century Bancorp, Inc.                                               CNBKA          0.41         6.57                  2.58
Intervest Bancshares Corporation                                    IBCA           1.20        16.91                  2.70
Signature Bank                                                      SBNY           0.42         4.63                  2.78
Washington Trust Bancorp, Inc.                                      WASH           0.98        14.80                  2.79
Southside Bancshares, Inc.                                          SBSI           0.86        13.88                  2.85
Center Bancorp, Inc.                                                CNBC           0.69         8.91                  2.89
Cardinal Financial Corporation                                      CFNL           0.74         7.67                  2.92
Beverly Hills Bancorp Inc.                                          BHBC           1.08         8.70                  2.94
Camco Financial Corporation                                         CAFI           0.82         9.73                  3.00
First Charter Corporation                                           FCTR           0.56         7.86                  3.05
Great Southern Bancorp, Inc.                                        GSBC           1.14        15.11                  3.13
Fidelity Southern Corporation                                       LION           0.79        12.59                  3.17
Southern Community Financial Corp.                                  SCMF           0.64         6.03                  3.21
1st Source Corporation                                              SRCE           1.00        10.12                  3.21
QCR Holdings, Inc.                                                  QCRH           0.51         9.14                  3.25
EuroBancshares, Inc.                                                EUBK           0.74        10.00                  3.26
Peapack-Gladstone Financial Corporation                             PGC            1.12        13.49                  3.27
Harleysville National Corporation                                   HNBC           1.28        14.22                  3.27
Peoples Bancorp Inc.                                                PEBO           1.12        11.52                  3.28
Horizon Bancorp                                                     HBNC           0.71        13.67                  3.28
Oriental Financial Group Inc.                                       OFG            1.39        16.22                  3.28
Midwest Banc Holdings, Inc.                                         MBHI           0.26         3.54                  3.31
Bancorp Rhode Island, Inc.                                          BARI           0.71         9.98                  3.35
Cascade Financial Corporation                                       CASB           1.13        13.13                  3.35
ITLA Capital Corporation                                            ITLA           0.90        12.12                  3.43
Integra Bank Corporation                                            IBNK           0.99        12.62                  3.44
WesBanco, Inc.                                                      WSBC           0.95        10.13                  3.48
First United Corporation                                            FUNC           0.95        13.61                  3.49
Sun Bancorp, Inc.                                                   SNBC           0.63         6.76                  3.50
Exchange National Bancshares, Inc.                                  EXJF           0.91        10.47                  3.50
Mercantile Bank Corporation                                         MBWM           1.05        12.05                  3.50
Hills Bancorporation                                                HBIA           1.12        14.47                  3.51
Summit Financial Group, Inc.                                        SMMF           1.16        15.87                  3.51
Pinnacle Financial Partners, Inc.                                   PNFP           0.93        13.23                  3.53
Mercantile Bancorp, Inc.                                            MBR            0.88        10.59                  3.55

                                                                                   ROAA         ROAE   NET INTEREST MARGIN
                                                                                 2005 Y       2005 Y                2005 Y
COMPANY NAME                                                        TICKER          (%)          (%)                   (%)
-----------------------------------------------------------------   ------   ----------   ----------   --------------------
Yardville National Bancorp                                          YANB           0.72        12.57                  3.05
                                     Yardville percentile rank                       11           45                     7

        Median for commercial banks between $1B and $5B in assets                  1.14        13.29                  4.04

PrivateBancorp, Inc.                                                PVTB           1.12        15.70                  3.55
IBERIABANK Corporation                                              IBKC           0.81         8.41                  3.56
MBT Financial Corporation                                           MBTF           1.13        11.57                  3.57
Baylake Corp.                                                       BYLK           0.82        11.51                  3.60
U.S.B. Holding Co., Inc.                                            UBH            1.19        17.16                  3.60
Citizens & Northern Corporation                                     CZNC           1.13         9.80                  3.62
West Bancorporation, Inc.                                           WTBA           1.68        20.00                  3.62
First National Community Bancorp, Inc.                              FNCB           1.18        13.96                  3.64
Arrow Financial Corporation                                         AROW           1.28        15.94                  3.64
Old Second Bancorp, Inc.                                            OSBC           1.24        19.11                  3.64
Financial Institutions, Inc.                                        FISI           0.10         1.22                  3.65
Main Street Trust, Inc.                                             MSTI           1.24        13.40                  3.67
Republic Bancorp, Inc.                                              RBCAA          1.33        16.56                  3.67
Camden National Corporation                                         CAC            1.34        16.99                  3.68
Oak Hill Financial, Inc.                                            OAKF           0.96        12.39                  3.70
Lakeland Financial Corporation                                      LKFN           1.20        16.59                  3.70
Wilson Bank Holding Company                                         WBHC           1.12        12.59                  3.71
Merchants and Manufacturers Bancorporation, Inc.                    MMBI           0.36         5.41                  3.72
Farmers Capital Bank Corporation                                    FFKT           1.08        11.74                  3.72
First Busey Corporation                                             BUSE           1.28        17.97                  3.72
Lakeland Bancorp, Incorporated                                      LBAI           0.94        10.55                  3.73
Community Banks, Inc.                                               CMTY           0.96         8.04                  3.76
NBC Capital Corporation                                             NBY            0.97        11.79                  3.76
Banner Corporation                                                  BANR           0.41         5.62                  3.79
Commercial Bankshares, Inc.                                         CLBK           1.27        15.53                  3.79
Pennsylvania Commerce Bancorp, Inc.                                 COBH           0.61         9.91                  3.80
Macatawa Bank Corporation                                           MCBC           1.17        15.30                  3.80
Taylor Capital Group, Inc.                                          TAYC           1.05        17.41                  3.80
Prosperity Bancshares, Inc.                                         PRSP           1.42        11.56                  3.81
Colony Bankcorp, Inc.                                               CBAN           0.87        13.78                  3.81
National Penn Bancshares, Inc.                                      NPBC           1.31        13.69                  3.82
First National Lincoln Corporation                                  FNLC           1.36        12.98                  3.84
First Indiana Corporation                                           FINB           1.32        14.39                  3.85
First Mariner Bancorp                                               FMAR           0.59        11.44                  3.88
Texas Capital Bancshares, Inc.                                      TCBI           0.97        13.29                  3.88
Independent Bank Corp.                                              INDB           1.11        15.10                  3.88
Omega Financial Corporation                                         OMEF           1.15         7.13                  3.92
First Financial Corporation                                         THFF           1.07         8.52                  3.92
FNB Corporation                                                     FNBP           1.22        11.35                  3.94
First Merchants Corporation                                         FRME           0.95         9.58                  3.95
Heartland Financial USA, Inc.                                       HTLF           0.84        12.55                  3.95
First Financial Bancorp                                             FFBC           1.00        10.40                  3.96
Seacoast Banking Corporation of Florida                             SBCF           1.07        14.95                  3.97
MainSource Financial Group, Inc.                                    MSFG           1.04        11.27                  3.99
Northern Empire Bancshares                                          NREB           1.47        17.33                  3.99

                                                                                   ROAA         ROAE   NET INTEREST MARGIN
                                                                                 2005 Y       2005 Y                2005 Y
COMPANY NAME                                                        TICKER          (%)          (%)                   (%)
-----------------------------------------------------------------   ------   ----------   ----------   --------------------
Yardville National Bancorp                                          YANB           0.72        12.57                  3.05
                                     Yardville percentile rank                       11           45                     7

        Median for commercial banks between $1B and $5B in assets                  1.14        13.29                  4.04

NBT Bancorp Inc.                                                    NBTB           1.21        15.86                  4.01
Mechanics Bank                                                      MCHB           0.98        10.79                  4.03
Community Trust Bancorp, Inc.                                       CTBI           1.22        13.98                  4.03
Merchants Bancshares, Inc.                                          MBVT           1.13        18.26                  4.03
Royal Bancshares of Pennsylvania, Inc.                              RBPAA          2.55        22.01                  4.03
Chemical Financial Corporation                                      CHFC           1.40        10.72                  4.04
Univest Corporation of Pennsylvania                                 UVSP           1.46        14.87                  4.04
Southern Bancshares (North Carolina), Inc.                          SBNC           0.92         9.56                  4.05
Renasant Corporation                                                RNST           1.03        10.29                  4.05
Interchange Financial Services Corporation                          IFCJ           1.28        12.38                  4.05
S&T Bancorp, Inc.                                                   STBA           1.90        16.57                  4.05
Glacier Bancorp, Inc.                                               GBCI           1.52        17.61                  4.06
Yadkin Valley Bank and Trust Company                                YAVY           1.14         9.78                  4.10
Enterprise Financial Services Corp                                  EFSC           0.98        13.86                  4.11
Tompkins Trustco, Inc.                                              TMP            1.36        15.82                  4.11
Simmons First National Corporation                                  SFNC           1.08        11.24                  4.13
FNB Financial Services Corporation                                  FNBF           0.08         1.09                  4.15
FNB Corp.                                                           FNBN           1.06        11.25                  4.16
State Bancorp, Inc.                                                 STBC          -2.41       -36.35                  4.17
Community Bank System, Inc.                                         CBU            1.19        10.89                  4.17
First M & F Corporation                                             FMFC           1.04        10.88                  4.18
Bank of the Ozarks, Inc.                                            OZRK           1.65        22.95                  4.18
Dacotah Banks, Inc.                                                 DBIN           1.06        10.91                  4.21
SCBT Financial Corporation                                          SCBT           1.00        13.19                  4.23
CoBiz Inc.                                                          COBZ           1.10        15.42                  4.23
Burke & Herbert Bank & Trust Company                                BHRB           1.64        16.46                  4.24
S.Y. Bancorp, Inc.                                                  SYBT           1.70        17.80                  4.25
GB&T Bancshares, Inc.                                               GBTB           0.80         6.06                  4.26
Canandaigua National Corporation                                    CNND           1.10        15.54                  4.28
TowneBank                                                           TOWN           1.09         8.72                  4.29
Virginia Financial Group, Inc.                                      VFGI           1.23        13.86                  4.29
Southwest Bancorp, Inc.                                             OKSB           1.01        13.78                  4.30
Virginia Commerce Bancorp, Inc.                                     VCBI           1.45        19.44                  4.30
Ameris Bancorp                                                      ABCB           1.04        10.87                  4.32
Main Street Banks, Inc.                                             MSBK           1.24        10.23                  4.33
First Bancorp                                                       FBNC           0.94        10.39                  4.33
Horizon Financial Corp.                                             HRZB           1.43        12.11                  4.34
TIB Financial Corp.                                                 TIBB           1.22        16.76                  4.38
First Community Bancshares, Inc.                                    FCBC           1.37        13.79                  4.39
Sandy Spring Bancorp, Inc.                                          SASR           1.41        16.21                  4.39
Firstbank Corporation                                               FBMI           1.15        12.77                  4.40
Western Alliance Bancorporation                                     WAL            1.13        14.37                  4.40
PAB Bankshares, Inc.                                                PABK           1.31        14.58                  4.40
F & M Bancorporation                                                FMBC           1.18        15.98                  4.43
Columbia Banking System, Inc.                                       COLB           1.29        13.81                  4.44

                                                                                   ROAA         ROAE   NET INTEREST MARGIN
                                                                                 2005 Y       2005 Y                2005 Y
COMPANY NAME                                                        TICKER          (%)          (%)                   (%)
-----------------------------------------------------------------   ------   ----------   ----------   --------------------
Yardville National Bancorp                                          YANB           0.72        12.57                  3.05
                                     Yardville percentile rank                       11           45                     7

        Median for commercial banks between $1B and $5B in assets                  1.14        13.29                  4.04

Security Bank Corporation                                           SBKC           1.31        12.80                  4.46
Union Bankshares Corporation                                        UBSH           1.43        14.50                  4.46
Vineyard National Bancorp                                           VNBC           1.21        19.60                  4.47
First Financial Bankshares, Inc.                                    FFIN           1.80        16.17                  4.49
City Holding Company                                                CHCO           2.09        18.98                  4.49
FLAG Financial Corporation                                          FLAG           0.99        11.12                  4.50
MetroCorp Bancshares, Inc.                                          MCBI           1.12        12.08                  4.51
Farmers & Merchants Bank of Long Beach                              FMBL           1.84         9.56                  4.54
Preferred Bank                                                      PFBC           1.67        15.26                  4.54
Heritage Commerce Corp                                              HTBK           1.27        13.73                  4.58
Summit Bancshares, Inc.                                             SBIT           1.28        16.89                  4.58
Greene County Bancshares, Inc.                                      GCBS           1.02        11.09                  4.61
Sterling Bancshares, Inc.                                           SBIB           1.02        11.07                  4.63
First State Bancorporation                                          FSNM           1.08        14.01                  4.64
Wilshire Bancorp Inc.                                               WIBC           1.92        27.21                  4.66
Capital Corp of the West                                            CCOW           1.36        18.54                  4.69
BancTrust Financial Group, Inc.                                     BTFG           1.19        11.86                  4.71
Center Financial Corporation                                        CLFC           1.69        24.04                  4.72
Sterling Bancorp                                                    STL            1.24        16.04                  4.75
BancFirst Corporation                                               BANF           1.39        14.80                  4.76
Hanmi Financial Corporation                                         HAFC           1.79        13.94                  4.77
Hudson Valley Holding Corp.                                         HUVL           1.58        18.54                  4.80
Independent Bank Corporation                                        IBCP           1.45        19.12                  4.80
Sterling Financial Corporation                                      SLFI           1.39        13.62                  4.81
Texas United Bancshares, Incorporated                               TXUI           0.87         9.80                  4.92
W.T.B. Financial Corporation                                        WTBFB          1.33        14.79                  4.94
Bank of Granite Corporation                                         GRAN           1.41        10.70                  4.95
Nara Bancorp, Inc.                                                  NARA           1.59        22.23                  4.95
West Coast Bancorp                                                  WCBO           1.28        15.76                  4.99
Suffolk Bancorp                                                     SUBK           1.59        22.18                  5.05
Capital City Bank Group, Inc.                                       CCBG           1.22        10.56                  5.08
Capitol Bancorp Ltd.                                                CBC            1.08        13.34                  5.09
Farmers & Merchants Bancorp                                         FMCB           1.46        15.26                  5.12
TriCo Bancshares                                                    TCBK           1.38        16.30                  5.14
First Security Group, Inc.                                          FSGI           1.08         8.86                  5.15
First National Bank Alaska                                          FBAK           1.61         8.16                  5.18
Placer Sierra Bancshares                                            PLSB           1.34        12.51                  5.23
Mid-State Bancshares                                                MDST           1.58        13.56                  5.32
State National Bancshares, Inc.                                     SNBI           1.17         9.73                  5.34
Western Sierra Bancorp                                              WSBA           1.43        14.82                  5.37
AmericanWest Bancorporation                                         AWBC           1.29        12.34                  5.47
Frontier Financial Corporation                                      FTBK           2.09        18.75                  5.48
Centennial Bank Holdings, Inc.                                      CBHI           0.57         2.71                  5.51
Exchange Bank of Santa Rosa, California                             EXSR           1.45        16.35                  5.57
Sierra Bancorp                                                      BSRR           1.59        21.47                  5.63

                                                                                   ROAA         ROAE   NET INTEREST MARGIN
                                                                                 2005 Y       2005 Y                2005 Y
COMPANY NAME                                                        TICKER          (%)          (%)                   (%)
-----------------------------------------------------------------   ------   ----------   ----------   --------------------
Yardville National Bancorp                                          YANB           0.72        12.57                  3.05
                                     Yardville percentile rank                       11           45                     7

        Median for commercial banks between $1B and $5B in assets                  1.14        13.29                  4.04

Cascade Bancorp                                                     CACB           1.97        24.04                  5.66
First Regional Bancorp                                              FRGB           1.79        29.32                  5.97
First Community Bancorp                                             FCBP           1.68        12.10                  6.37
Capital Crossing Bank                                               CAPX           1.56        19.88                  6.53
CIB Marine Bancshares, Inc.                                         CIBH             NA           NA                    NA
Marquette National Corporation                                      MNAT             NA           NA                    NA